UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2010
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	001-16799	66-0573197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico	00680
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2010, Mr. Robert Allan Stolberg Acosta, M.D., was appointed to the Boards of Directors of W Holding Company, Inc. (the “Company”) and the Company’s subsidiary bank, Westernbank Puerto Rico (the “Bank”).
Mr. Stolberg, age 65, is the president of The Stolberg Group, a family owned commercial & residential real estate conglomerate, based in San Juan, Puerto Rico. Mr. Stolberg has been a psychiatrist (since 1973) and a full-time professor of the University Of Puerto Rico — School Of Medicine (since 1995).
Mr. Stolberg will serve on the following standing committees of the Board of Directors of the Company:
•	Audit;

•	Asset & Liability;

•	Senior Lending;

•	Nominating and Corporate Governance;

•	Executive; and

•	Compensation.
As a non-employee director who will serve on three or more Board committees, Mr. Stolberg will receive an annual retainer of $60,000, payable in 12 monthly installments of $5,000.
There was no arrangement or understanding between Mr. Stolberg and any other person pursuant to which he was selected as a director.
Mr. Stolberg is a customer of, and has had transactions with, the Bank in the ordinary course of the Bank’s business, and the Bank expects to have banking transactions with him in the future. These transactions include the following commercial loans:

						Largest amount of
						principal
			Outstanding		Interest paid	outstanding at any
			principal balance	Principal amount paid	during the year	time during the
	Original	Interest	at January 31,	during the year ended	ended December	year ended
Date originated	amount	rate	2010	December 31, 2009	31, 2009	December 31, 2009
May 7, 2001	$1,635,064	8.25%	$1,624,063	$10,189	$134,446	$1,634,252
June 6, 2003	2,302,335	5.99%	2,280,806	19,776	139,169	2,300,582
November 25, 2008	890,000	7.25%	880,640	8,666	64,190	890,000

	$4,827,399		$4,785,509	$38,631	$337,805	$4,824,834

The Company has determined that these relationships would not impair Mr. Stolberg’s independence as a director. In the Company’s opinion, all loans and commitments to lend pursuant to the aforementioned commercial loans were made in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment schedules, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability nor contain terms unfavorable to the Bank.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Lidio V. Soriano

Name: Lidio V. Soriano
Title: Chief Financial Officer
Date: February 4, 2010